                      DFA INVESTMENT DIMENSIONS GROUP INC.

                          U.S. Small XM Value Portfolio

                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 2006

The purpose of this  Supplement  to the  Prospectus  of the U.S.  Small XM Value
Portfolio  is to reflect  (i) certain  changes to the names and  strategy of the
U.S. Small XM Value Portfolio and its master fund,  which will become  effective on December  12,  2006,  and (ii) a reduction  in the rate of the U.S.  Small XM
Value  Portfolio's  management  fee, which will become  effective on December 1,
2006.

Effective December 12, 2006, the following changes are made to the Prospectus:

(i)  The  name of the  U.S.  Small XM Value  Portfolio  is  changed  to the U.S.
     Targeted Value Portfolio, and all references in the Prospectus to the "U.S.
     Small XM Value  Portfolio" are deleted and replaced with  references to the
     "U.S.  Targeted Value Portfolio." Also, the name of The U.S. Small XM Value
     Series is changed to The U.S. Targeted Value Series,  and all references in the  Prospectus  to the "The  U.S.  Small XM Value  Series"  and "XM  Value
     Series" are deleted and replaced with references to the "The U.S.  Targeted
     Value Series" and "Targeted Value Series," respectively.

(ii) The third  bullet point under the heading "The U.S.  Value  Portfolios"  on page 3 of the Prospectus is deleted, and replaced as follows:

     o    How the Portfolios  Differ:  The Master Funds focus on different parts of the value stocks universe:

          --   U.S. Large Cap Value Portfolio--Large capitalization stocks.

          --   U.S.  Targeted  Value  Portfolio--Small  and  mid  capitalization stocks.

          --   U.S. Small Cap Value Portfolio--Smaller capitalization stocks.

(iii) The first full  paragraph  on page 27 of the  Prospectus  is deleted,  and replaced as follows:

     The U.S.  Targeted Value Series generally will purchase a broad and diverse group of common stocks of small and mid cap companies traded on a principal
     U.S. exchange or on the over-the-counter market that the Advisor determines to be value  stocks.  As of December 12, 2006,  the Advisor  considers  for investment companies whose market capitalization generally are smaller than the 500th largest U.S. company. As of September 30, 2006, companies smaller than the 500th  largest  U.S.  company fall in the lowest 18% of total U.S.
     market capitalization.  As of September 30, 2006, the market capitalization of a company smaller than the 500th largest U.S. company was  approximately
     $4.5  billion  or below.  This  dollar  amount  will  change  due to market conditions.  As a non-fundamental  policy, under normal circumstances,  The
     U.S.  Targeted  Value  Series will invest at least 80% of its net assets in securities of U.S.  companies.  If The U.S.  Targeted  Value Series changes this  investment  policy,  the U.S.  Targeted  Value  Portfolio will notify shareholders  at least 60 days before the change,  and will change the name of the Portfolio.

(iv) The third bar  graph in the chart on page 27 of the  Prospectus  discussing the U.S. Small XM Value Portfolio is deleted in its entirety.

Effective December 1, 2006, the following change is made to the Prospectus:

The rate of the U.S. Small XM Value Portfolio's "Management Fee" as disclosed in the  "Annual  Fund  Operating  Expenses"  table  is  reduced  to  0.35%  of  the
Portfolio's  average net assets on an annualized basis beginning with the fiscal year ending November 30, 2007.

                The date of this Supplement is October 11, 2006.